UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2019

SMARTFINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Tennessee	333-203449	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5401 Kingston Pike, Suite 600 Knoxville, Tennessee		37919 (Zip Code)
(Address of principal executive offices)
(865) 437-5700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	SMBK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On October 29, 2019, SmartFinancial, Inc. (“SmartFinancial” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Progressive Financial Group Inc., a Tennessee corporation (“PFG”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, PFG will merge with and into SmartFinancial, with SmartFinancial continuing as the surviving entity (the “Parent Merger”). Following the Parent Merger, Progressive Savings Bank, a Tennessee state-chartered banking association and wholly-owned subsidiary of PFG, will merge with and into SmartBank, SmartFinancial’s banking subsidiary, with SmartBank continuing as the surviving bank.

Subject to the terms, conditions and adjustments set forth in the Merger Agreement, at the effective time of the Merger, PFG shareholders will have the right to receive their pro rata share of an aggregate of $14,595,354.37 in cash and 1,292,592.556 shares of SmartFinancial common stock, $1.00 par value (collectively, the “Merger Consideration”), provided, however, that the cash portion of the Merger Consideration is subject to adjustment as described in the Merger Agreement. Based on the outstanding shares of PFG common stock as of the date hereof, it is expected that each share of PFG Common Stock will represent the right to receive approximately $704.375 in cash and 62.3808 shares of SmartFinancial common stock.

The Merger Agreement contains customary representations, warranties, and covenants of both SmartFinancial and PFG. The completion of the Merger is subject to approval of PFG shareholders, regulatory approvals, and other customary closing conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. Additional details regarding the Merger, the Merger Agreement and certain ancillary agreements, including voting agreements and restrictive covenants agreements, entered into in connection with the Merger Agreement, will be described in a proxy statement/prospectus to be filed with the Securities and Exchange Commission (the “SEC”) and provided to PFG shareholders.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of, the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.  In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding SmartFinancial and its affiliates and businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of PFG and a prospectus of SmartFinancial, as well as in the Forms 10-K, Forms 10-Q and other filings that SmartFinancial makes with SEC.

Item 7.01 Regulation FD Disclosure.

On October 29, 2019, SmartFinancial issued a press release announcing the execution of the Merger Agreement.  A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.  Additionally, SmartFinancial provided supplemental information regarding the Merger in connection with a presentation made available to analysts and investors.  A copy of the presentation is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) EXHIBITS

2.01	Agreement and Plan of Merger, dated October 29, 2019, by and between SmartFinancial, Inc. and Progressive Financial Group Inc.

99.1	Press Release dated October 29, 2019

99.2	Investor Presentation dated October 29, 2019

Forward-Looking Statements

Statements in this current report and the documents incorporated herein by reference may not be based on historical facts and may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to the expected impact of the Proposed Transaction between SmartFinancial, Inc. (“Company”) and Progressive Financial Group, Inc. (“PFG”) (the “Proposed Transaction”) on the combined entities’ operations, financial condition, and financial results, (ii) expectations regarding the ability of the Company and PFG to successfully integrate the combined businesses, and (iii) the amount of cost savings and other benefits that are expected to be realized as a result of the Proposed Transaction. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this current report or the documents incorporated herein by reference because actual results could differ materially from those indicated in such forward-looking statements due to a variety of factors. These factors, include, but are not limited to, the ability to obtain regulatory approvals and meet other closing conditions required to complete the Proposed Transaction, including necessary approvals by PFG’s shareholders on the expected terms and schedule, delay in closing the Proposed Transaction, difficulties and delays in integrating the PFG businesses or fully realizing cost savings from and other anticipated benefits of the Proposed Transaction, business disruption during and following the Proposed Transaction, changes in interest rates and capital markets, inflation, customer acceptance of the combined business’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements, expressed or implied, included in this current report or the documents incorporated herein by reference are expressly qualified in their entirety by the cautionary statements contained or referred to herein or therein. Any forward-looking statement speaks only as of the date hereof, and neither the Company nor PFG undertake any obligation, and each specifically declines any obligation, to revise or update these forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

This current report and the documents incorporated herein by reference do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful.

In connection with the Proposed Transaction, the Company will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of PFG and a prospectus of the Company (the “Proxy Statement-Prospectus”), and the Company may file with the SEC other relevant documents concerning the Proposed Transaction. The definitive Proxy Statement-Prospectus will be mailed to the shareholders of PFG. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT-PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN they BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement-Prospectus, as well as other filings containing information about the Company, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by the Company. You will also be able to obtain these documents, when they are filed, free of charge, from the Company at www.smartfinancialinc.com. Copies of the Proxy Statement-Prospectus

can also be obtained, when it becomes available, free of charge, by directing a request to SmartFinancial, Inc., 5401 Kingston Pike, Suite 600, Knoxville, TN 37919, Attention: Investor Relations, Telephone: (865) 453-2650 or to PFG, 500 North Main Street, Jamestown, Tennessee 38556 Attention: Ottis Phillips, Telephone: (615) 563-8011.

Participants in the Solicitation

The Company, PFG and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of PFG in connection with the Proposed Transaction. Information about the Company’s directors and executive officers is available in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 19, 2019. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement-Prospectus pertaining to the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

By:	/s/ William Y. Carroll, Jr.
Name:	William Y. Carroll, Jr.
Title:	President & Chief Executive Officer

Date: October 29, 2019

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 29, 2019, by and between SmartFinancial, Inc. and Progressive Financial Group Inc.
99.1	Press Release dated October 29, 2019
99.2	Investor Presentation dated October 29, 2019